EXECUTION COPY

                               SERVICES AGREEMENT


     THIS SERVICES AGREEMENT (the "Agreement") is entered into as of July ___, 1997, by and between Centerpost Innovations Pty. Ltd. ACN 074-678-774, a limited company organized under the laws of New South Wales, Australia ("Centerpost"), and Australian Software Innovations (Services) Pty. Ltd. ACN 050-053-355, a corporation organized under the laws of New South Wales, Australia ("ASI").


     In consideration of the promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Centerpost and ASI agree as follows:

     1. SERVICES. ASI hereby agrees that, during the Term (as defined below), it shall make available to Centerpost the services of Eng H. Lee ("Lee"), the current managing director of ASI. Centerpost hereby engages ASI for the Term to make such services available and engages Lee for the Term, as an independent contractor to Centerpost, to perform the duties pertaining to the office of managing director of Centerpost.

     2. TERM. The term of this Agreement (the "Term") shall commence on the date of this Agreement and continue through and expire on the first anniversary thereof, unless earlier terminated as permitted herein. The Term shall be automatically renewed for successive additional periods of one year, unless the Term is terminated pursuant to Section 4 below or unless either Centerpost or ASI provides written notice to the other party hereto of its desire not to renew at least ninety days in advance of the end of the then-current Term.

     3. CONSIDERATION. As consideration for the services to be provided by ASI and Lee, Centerpost shall pay to ASI the annual sum of Two Hundred Thousand Australian Dollars per year, payable in monthly installments. ASI and Lee shall be responsible for the payment of any taxes or other assessments on such consideration.

     4. TERMINATION. Either party may terminate this Agreement for cause provided that the complaining party shall provide at least fifteen (15) days' written notice to the breaching party specifying the nature and, so far as then known, the extent of the breach and the action required to correct the breach. The breaching party shall be afforded fifteen (15) days (or such additional time as the complaining party may determine, as confirmed in writing, to be reasonable) to cure the breach or, as determined by the complaining party, to achieve substantial cure if a complete cure cannot be reasonably effectuated within the designated period. If the breach remains uncured at the expiration of the designated period, this Agreement may be terminated by written notice given by the complaining party at any time while the breach remains uncured thereafter, and such termination shall be effective as of the date of such notice or such later date as may be provided therein.

     5. NOTICES. Except when actual receipt is expressly required by the terms hereof, all notices and demands required or permitted under this Agreement shall be in writing and shall be deemed to have been given or delivered:
(i) when delivered in person to the intended recipient, (ii) upon receipt of a confirmation of a facsimile transmission to the intended recipient, or
(iii) after deposit in the United States or Australian mail in a sealed envelope or container, either registered or certified mail, return receipt requested, postage prepaid, addressed by name and address to the intended recipient as follows:

          To Centerpost:      Centerpost Innovations Pty. Ltd.
                              c/o Sento Technical Innovations Corporation
                              311 North State Street
                              Orem, Utah 84057
                              Attn: Robert K. Bench, President


                              Telecopier:  (801) 224-2426

          To ASI: Australian Software Innovations (Services) Pty Ltd 51 Rawson Street, Suite 301
                              Epping NSW 2121
                              Attn:  Eng Lee, Managing Director
                              Telecopier:  61-2-869-0280

     6.   MISCELLANEOUS.

          (a) CONSTRUCTION PRINCIPLES. The headings and underlined Section titles set forth in the text of this Agreement are for guidance only and shall have no significance in the interpretation of this Agreement. When this Agreement refers to a Section by number or letter without further identification, the reference shall be construed as pertaining to the corresponding Section of this Agreement unless the context clearly requires reference to another instrument, agreement or document.

          (b) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the specific subject matter hereof, and this Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. Notwithstanding the above, the parties acknowledge the existence as separate agreements and obligations of the Consulting Agreement and the Consulting Agreement (II), both dated as of the date hereof between Sento Technical Innovations Corporation and Lee.

          (c) WAIVER, MODIFICATION OR CANCELLATION. Any waiver, alteration or modification of any of the terms of this Agreement or cancellation or replacement of this Agreement shall not be valid unless in writing and signed by the parties.

          (d) WAIVER OF BREACH. The waiver by Centerpost of any breach of any provision of this Agreement by ASI shall not operate or be construed as a waiver of any subsequent breach by ASI.

          (e) SEVERABILITY. In the event that any condition, covenant or other provision herein contained is held to be invalid or void by any court of competent jurisdiction, the same shall be deemed severable from the remainder of this Agreement and shall in no way affect any other covenant or condition herein contained. If such condition, covenant or other provision shall be deemed invalid due to its scope or breadth, such provision shall be deemed valid to the extent of the scope or breadth permitted by law.

          (f) NON-EXCLUSIVITY OF REMEDIES. Except as specifically provided herein, the rights and remedies of the parties hereto shall not be mutually exclusive, and the exercise of one or more of the provisions of this Agreement shall not preclude the exercise of any other rights or remedies provided for by this Agreement or by law, equity, statute or otherwise. Each of the parties confirms that damages at law may be an inadequate remedy for a breach or threatened breach of any of the provisions hereof.

          (g) GOVERNING LAW. This Agreement shall be governed by and construed under the laws of New South Wales, Australia, without reference to its choice of law provisions.


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     IN WITNESS WHEREOF, Centerpost and ASI have duly executed and delivered this Agreement as of the date first written above.


          "CENTERPOST":



          THE COMMON SEAL of CENTERPOST INNOVATIONS PTY. LTD.
          ACN 074-678-774, a limited company organized under the laws of Australia was hereunto affixed in accordance with its articles of association in the presence of:


          _________________________          ______________________________
          Signature of Director              Signature of Director/Secretary

          _________________________          ______________________________
          Print Name                         Print Name

          _________________________          ______________________________
          Office Held                        Office Held



          "ASI":

          THE COMMON SEAL of AUSTRALIAN SOFTWARE
          INNOVATIONS (SERVICES) PTY. LTD
          ACN 050-053-355, a limited company organized under the laws of Australia was hereunto affixed in accordance with its articles of association in the presence of:


          _________________________          ______________________________
          Signature of Director              Signature of Director/Secretary

          _________________________          ______________________________
          Print Name                         Print Name

          _________________________          ______________________________
          Office Held                        Office Held